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                     SECURITIES AND EXCHANGE COMMISSION


                           Washington D.C. 20549

                                  Form 8-K

                   Pursuant to Section 12 or 15(d) of the
                    Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): 07/25/97

                      FINANCIAL ASSET SECURITIES CORP

            (AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT
          DATED AS OF JUNE 2, 1997, PROVIDING FOR THE ISSUANCE OF
                   CITYSCAPE HOME LOAN OWNER TRUST 1997-3
                 HOME LOAN ASSET BACKED NOTES SERIES 1997-3
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           (Exact name of registrant as specified in its charter)

           Delaware             333-21071-10               None
           --------             ------------             --------
 (State or Other Jurisdiction   (Commission         (I.R.S. Employer
       of Incorporation         File Number)     Identification Number)

                             600 Steamboat Road
                       Greenwich, Connecticut  06830
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                    (Address of Principal    (Zip Code)
                     Executive Offices)

     Registrant's telephone number, including area code: (203) 625-2700

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 Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBIT

 (a) Not applicable
 (b) Not applicable
 (c) Exhibits:
      20.1  Cityscape Home Loan Asset Backed Notes Series 1997-3
            Distribution Statement dated 07/25/97.


 Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by undersigned thereunto duly authorized.

 Date: 08/19/97

 FINANCIAL ASSET SECURITIES CORP by First Trust National Association, as Trustee for Cityscape Home Loan Owner Trust 1997-3, Home Loan
 Asset Backed Notes Series 1997-3.

 By:    /s/ Lynn Steiner
    --------------------------------------
 Name:    Lynn Steiner
 Title:   Vice President
 Company: First Trust National Association